UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 27, 2008 (May 21, 2008)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

        Delaware                   000-16299                  13-3054685
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(State or other jurisdiction       (Commission             (I.R.S. Employer
    of incorporation)              File Number)           Identification No.)

     700 Airport Blvd. Suite 300, Burlingame, CA                94010
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    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                      N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

Item 2.01  Completion of Acquisition or Disposition of Assets.

         On May 21, 2008, ANTs software inc. ("ANTs" or the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Four J's Development Tools, Inc., a Washington corporation ("Four Js"). Under the Agreement ANTs sold to Four Js the ANTs Data Server ("ADS") product, the intellectual property thereto, and certain tangible assets including computers, for $3.5 million, with $1 million paid at closing, and $2.5 million to be paid under the terms of a promissory note over 12 months. Prior to the Agreement, Four Js was a licensee and partner of ANTs.

         Also under the Agreement: (i) Four Js was assigned, and agreed to assume and perform several contracts, including the Solutions Engagement Agreement between International Business Machines Corporation and ANTs, and Four Js and ANTs agreed to split revenue from the US Navy DDG1000 Destroyer program earned under that contract for the next four years, (ii) Four Js hired eight ANTs employees, (iii) ANTs agreed for two years not to sell a product for use with an application that uses the Informix 4GL product, or the Genero, Genero DB or BDS products, (iv) Four Js granted a license back to ANTs regarding certain ADS technologies, (v) Four Js agreed to sublease certain facilities at ANTs' Burlingame offices, and (vi) Four Js and ANTs agreed to certain cross-indemnification obligations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Clifford Hersh, ANTs' Managing Director, Chief Scientist and an ANTs officer, and Jeffrey R. Spirn, Ph.D., ANTs' Vice President, Research and Development and an ANTs officer joined Four Js effective May 22, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ANTs software inc.



Date:    May 27, 2008             By:     /s/  Kenneth Ruotolo
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                                        Kenneth Ruotolo, Chief Financial Officer


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